SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 VAN ECK FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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[GRAPHIC OMITTED]



March 11, 1999



Dear Shareholder,

A special meeting of the shareholders of the Van Eck Global Balanced Fund has been called to approve changes concerning the structure of the Fund, which we believe to be in your best interests.

The Board of Trustees proposes that the Fund become a global equity fund rather than a global balanced fund, and that it invest primarily in global stocks, while reducing the global bond allocation. The Fund would continue to seek long-term capital appreciation but income would no longer be a primary objective. Please note that the sub-adviser would remain the same. The name of the fund is expected to become the Van Eck Global Leaders Fund. (Please see the following pages for further detail on the proposal.)

Attached are the Notice and Proxy Statement for a Special Meeting of Shareholders of the Global Balanced Fund to be held on Thursday, April 15, 1999 for the purpose of considering the proposal. PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,


/s/ John C. van Eck
-------------------
John C. van Eck
Chairman of the Board

                                  VAN ECK FUNDS
                              GLOBAL BALANCED FUND

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

               ---------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1999
               ---------------------------------------------------

         A SPECIAL MEETING OF SHAREHOLDERS OF THE GLOBAL BALANCED FUND (THE "FUND"), A SERIES OF VAN ECK FUNDS (THE "TRUST"), including will be held at the offices of the Trust, 99 Park Avenue, 8th Floor, New York, New York on Thursday, April 15, 1999 at 3:00 P.M., New York Time, for the following purpose:


         1. To approve a change in the Fund's investment objective and policies.


         Shareholders of record at the close of business on February 25, 1999 are entitled to notice of, and to vote at the Special Meeting.

                                         By order of the Board of Trustees,

                                         /s/ Thomas H. Elwood
                                         --------------------
                                         THOMAS H. ELWOOD,
                                         Secretary




February 25, 1999


     ----------------------------------------------------------------------
            WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT,
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.
     ----------------------------------------------------------------------

                                  VAN ECK FUNDS
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

               ---------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1999
               ---------------------------------------------------

This Proxy Statement is furnished to shareholders of the Global Balanced Fund (the "Fund"), a series of the Van Eck Funds (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the offices of the Trust, 99 Park Avenue, 8th floor, New York, New York on Thursday, April 15, 1999 at 3:00 P.M., New York Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy can be revoked by notice in writing to the Trust at any time before it is exercised or by voting in person at the Special Meeting. The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, some of the officers of the Trust and/or employees of the Van Eck Associates Corporation (the "Adviser"), without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interview. This proxy soliciting material is being mailed to shareholders on or about March 11, 1999.

Only shareholders of record at the close of business on February 25, 1999 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment(s) thereof.

Each proxy will be voted in accordance with the shareholder's instruction with respect to each of the proposals. If a signed proxy is returned with no instructions indicated, the proxy will be voted FOR the proposal. In the event there are not sufficient votes to approve the proposal at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitations of proxies by the Trust. If the Trust proposes to adjourn the Special Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

As of February 25, 1999, there were outstanding 2,536,240.7090 shares of beneficial interest of Global Balanced Fund - Class A and 549,576.0270 shares of beneficial interest of Global Balanced Fund - Class B. Each full share is entitled to one full vote and each fractional share is entitled to a proportionate share of one vote. As of such date, the following persons were known to the Trust to own of record or beneficially more than 5% of the outstanding shares of the Fund:


GLOBAL BALANCED FUND - CLASS B


MLPF&S for the Sole Benefit                         108,518.8940 shares
of its Customers                                              or 19.75%
ATTN Fund Administration
4800 Deer Lake Dr. East 3rd Fl
Jacksonville, FL 32246


M Club Foundation                                    36,876.2340 shares
University of Maryland Inc.                                      or 6.71%
c/o Greg L. Manning
P.O. Box 273
College Park, MD 20741


In addition, as of February 25, 1999, John C. van Eck, Chairman and Trustee of the Trust, and his wife owned 1.38% of the Class A shares of the Fund Mr. van Eck and his wife have indicated that they intend to vote the shares they own beneficially, in favor of the proposal. As of the same date, all Trustees and Officers of the Trust as a group owned less than 1% of the Class A shares of the Fund. The Adviser owned less than 1% of the Class A and Class B shares of the Fund.


A proxy that is properly executed by a client and returned to his or her broker, which holds Fund shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

                                 PROPOSAL NO. 1
             TO APPROVE A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE
                                  AND POLICIES

The present investment objective of the Fund is to seek long-term capital appreciation together with current income. It seeks to achieve this objective by investing in the United States and other countries throughout the world and by allocating its assets among equity securities, fixed-income securities and short-term instruments. The Fund currently is restricted to no more than 10% of its assets in securities of developing countries with emerging economies or securities markets. In addition at least 25% of the Fund's asset is required to be invested in fixed-income senior securities and at least 25% in equities.

Management believes that the Fund's current and future shareholders would be better served if the objective of the Fund were changed to permit the Fund to invest without restriction in global equity and debt securities. All percentage limitations on investments in equity and debt securities would be eliminated and the Fund would change its investment objective to seek long term capital appreciation (without regard to current income).

The Fund's prospectus would be amended as follows to state the new investment objective and strategies:

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH LONG TERM GROWTH OF CAPITAL. IT INVESTS IN COMMON STOCKS ON A GLOBAL BASIS TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES IN INTERNATIONAL TRADE, AND ECONOMIC AND POLITICAL SITUATIONS. THE FUND MAY ALSO INVEST IN CASH, CASH EQUIVALENTS AND DEBT SECURITIES OF DOMESTIC AND INTERNATIONAL GOVERNMENTS FINANCIAL INSTITUTIONS AND CORPORATIONS IN RESPONSE TO FAVORABLE MARKET CONDITIONS.

If these changes are approved by shareholders, the Fund is expected to change its name to eliminate the word "Balanced".

Management believes that, by eliminating current income as a factor in the selection of appropriate investments the Fund will be able to implement a more focused and effective investment strategy. Management also believes that the elimination of all percentage restrictions relating to investments in equity and debt securities will maximize flexibility for achieving the objective of long-term capital appreciation. Furthermore, management believes that these changes will benefit those investors that desire to make their own asset allocation decisions in structuring a personal portfolio that provides both capital appreciation and current income. Finally, management believes that the proposed changes will enhance the attractiveness of the Fund to new investors, which will ultimately permit continued growth of assets and a reduction in the per share operating expenses of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

REQUIRED VOTE

Approval of the proposal requires the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. Shareholders of Class A and Class B shares will vote as a single class on the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

WHETHER OR NOT YOU PLAN TO ATTEND, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE CONTINENTAL UNITED STATES.

PROXY CARD                                                            PROXY CARD

                                  VAN ECK FUNDS
                              GLOBAL BALANCED FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1999

The undersigned shareholder of GLOBAL BALANCED FUND (the "Fund"), a series of VAN ECK FUNDS (the "Trust"), having received Notice of the Special Meeting of Shareholders of the Trust to be held on Thursday, April 15, 1999 and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan van Eck and Derek van Eck and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Trust which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, on Thursday, April 15, 1999, at 3:00 P.M., New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

                                      Dated: _____________________, 1999


                                      __________________________________________
                                      Signature of Shareholder

                                      __________________________________________
                                      Signature of Co-Owner

                                      For joint accounts, all co-owners must sign. Executors, administrators, trustees, etc. should so indicate when signing.


           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW
                 OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.


                                    PROPOSAL

1.       To approve a change in the Fund's investment objective and policies.


                FOR _________ AGAINST _________ ABSTAIN _________



                          ----------------------------
                                   PROXY CARD
                          ----------------------------

       PLEASE MARK YOUR PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN
          THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED
                              IN THE UNITED STATES.